UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2025

Westlake Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK 29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 4, 2025, Westlake Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named therein (the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of $600,000,000 aggregate principal amount of its 5.550% senior notes due 2035 and $600,000,000 aggregate principal amount of its 6.375% senior notes due 2055 (collectively, the “Notes”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-291208), as amended. The Offering is expected to close on November 6, 2025, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Notes will be issued pursuant to an indenture, dated as of January 1, 2006 (the “Base Indenture”), by and among the Company, the potential subsidiary guarantors listed therein and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, National Association), as trustee (the “Trustee”), as supplemented and amended by a fifteenth supplemental indenture, to be dated as of November 6, 2025 (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Indenture will contain covenants that, among other things, restrict the Company’s and certain of its subsidiaries’ ability to incur certain secured indebtedness, engage in certain sale and leaseback transactions and consolidate, merge or transfer all or substantially all of its assets. These covenants will be subject to significant exceptions. The Indenture will also contain customary events of default.

The form, terms and provisions of each series of the Notes are further described in the Fifteenth Supplemental Indenture and the prospectus supplement of the Company dated November 4, 2025, together with the related prospectus dated October 31, 2025, as filed with the Securities and Exchange Commission under Rule 424(b)(5) of the Securities Act on November 4, 2025, which description is incorporated herein by reference.

The Company expects to receive net proceeds (after deducting underwriting discounts and commissions, but before paying offering expenses payable by the Company) from the Offering of approximately $1.185 billion. As described in the preliminary prospectus supplement filed in connection with the Offering, the Company intends to use the net proceeds from the Offering to fund the repurchase of the Company’s 3.600% senior notes due 2026, of which $750 million in aggregate principal amount was outstanding as of September 30, 2025, pursuant to a concurrent tender offer for any and all of such notes (the “Tender Offer”). The Company intends to use any remaining net proceeds to fund the purchase price of its pending acquisition of the global compounding solutions business of the ACI/Perplastic Group (the “ACI Acquisition”) and for general corporate purposes, including working capital management. The Offering is not contingent upon the consummation of the ACI Acquisition or the successful completion of the Tender Offer.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the form of the Fifteenth Supplemental Indenture are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Indenture and the form of the Fifteenth Supplemental Indenture (including the form of Note for each series), which are attached as Exhibit 1.1, 4.1 and 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

The statements in this Current Report on Form 8-K that are not historical facts, but forward-looking statements, including the closing of the Offering and the use of proceeds therefrom, could be adversely affected by a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond the Company’s control. The Company’s expectations may or may not be realized or may be based upon assumptions or judgments that prove to be incorrect. For more detailed information about the factors that could cause actual results to differ materially from such forward-looking statements, please refer to the Company’s Annual Report on

Form 10-K for the fiscal year ended December 31, 2024, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025 and September 30, 2025, the preliminary prospectus supplement and accompanying base prospectus relating to the Offering and the Company’s other filings with the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified as being incorporated therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement by and among Westlake Corporation and BofA Securities, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named therein, dated November 4, 2025.

4.1	Indenture, dated as of January 1, 2006, by and among Westlake Corporation, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2006, File No. 1-32260).

4.2	Form of Fifteenth Supplemental Indenture (including the form of Note for each series of the Notes), to be dated as of November 6, 2025, between Westlake Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 5.550% Senior Notes due 2035 (included in Exhibit 4.2).

4.4	Form of 6.375% Senior Notes due 2055 (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (including in Exhibit 5.1).

99.1	Press Release, dated November 4, 2025 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CORPORATION

Date: November 5, 2025	By:	/s/ L. Benjamin Ederington
L. Benjamin Ederington Executive Vice President, Legal and External Affairs